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                        MITCHELL HUTCHINS SERIES TRUST
                               BALANCED PORTFOLIO

         PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

                                                                October 28, 1999
Dear Investor,

     This is a supplement to the prospectus and Statement of Additional Information of Balanced Portfolio, a portfolio of Mitchell Hutchins Series Trust. The purpose of the supplement is to notify you of the change of address for Mitchell Hutchins Series Trust and Mitchell Hutchins Asset Management Inc.

     Mitchell Hutchins Series Trust and Mitchell Hutchins Asset Management Inc. have changed their address to 51 West 52nd Street, New York, New York 10019-6114.